Exhibit 10.2

NICHOLAS FINANCIAL, INC. Automobile Dealer Retail Agreement

Non-Recourse Dealer Retail Agreement

The undersigned Dealer proposes to sell to the undersigned Nicholas Financial, Inc. (NFI), from time to time, Promissory Notes, Security Agreements, Retail Installment contracts, Conditional Sales Contracts, or other instruments hereinafter referred to as “Contracts”, evidencing installment payment obligations owing Dealer arising from the time sale of motor vehicle(s) and secured by such Contracts. It is understood that NFI shall have the sole discretion to determine which Contracts it will purchase from Dealer.

1.	Dealer represents and warrants that Contracts submitted to NFI for purchase shall represent valid, bona fide sales for the respective amount therein set forth in such Contracts and that such Contracts represent sales of motor vehicles owned by the Dealer and are free and clear of all liens and encumbrances.

2.	Upon purchase by NFI of any contracts hereunder from dealer, dealer shall endorse and assign to NFI the obligations and all pertinent security, security instruments, along with such provisional endorsements as may be stipulated for such contracts purchased by NFI.

3.	This Agreement, and sums payable hereunder, may not be assigned by Dealer without written consent of NFI.

4.	Dealer acknowledges that NFI charges an acquisition fee and a $75.00 loan processing charge on all contracts purchased and funded by NFI. The acquisition fee and loan processing charge are taken from Dealer Proceeds and are Non-Refundable. The amount is disclosed on each transaction and is set by Nicholas Financial, Inc.

5.	Perfection of Security Interest: For each Contract purchased by NFI, Dealer shall, within 30 days of the date of the Contract or within a lesser time period if required by applicable law, file and record all documents necessary to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle and shall send NFI all security interest filing receipts. A Contract shall be subject to Repurchase for the life of the Contract if NFI suffers a loss due to the Dealership’s failure to (1) file and record, within 30 days of the date of the Contract or within a lesser time period if required by applicable law, all documents required to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle; (2) send NFI the filing receipts reflecting said perfection.

6.	Indemnity: As a separate and cumulative obligation, Dealer shall defend and hold NFI harmless from any and all claims, defenses, offsets, damages, suits, administrative or other proceedings, cost (including reasonable attorney’s fees), expenses, losses, and liabilities. (Collectively Claims) arising out of connected with or relating to the Contract or the goods or services sold there under. Timing of indemnification is within 7 days of demand by NFI.

7.	Add-on Products and Services:

a.	Defined. “Add-on Products and Services,” or “APS,” shall mean service contracts, mechanical breakdown contracts, GAP contracts, credit life and credit accident and health insurance. In addition, the term shall include other products and services acceptable to and approved in writing by NFI from time to time.

b.	Cancellation of APS. If APS has been sold by the Dealer and financed in a Contract purchased by NFI, Dealer agrees that such APS shall be cancelable upon demand by Buyer. Upon such cancellation, Dealer shall immediately notify NFI that the Buyer has canceled the APS. Upon cancellation, Buyer shall be entitled to a refund of the unearned portion of the cash price of the APS as provided in the APS Contract or as may otherwise be required by law, whichever is greater. As between NFI and Dealer, Dealer agrees to pay to NFI, as appropriate, any refund due to Buyer under the terms of an APS Contract. Dealer’s liability under this Section shall be limited to the amount Dealer collected and retained or otherwise received, directly or indirectly, in connection with the sale of the APS.

8.	Privacy: Dealer shall not make any unauthorized disclosure of, or use any personal information of individual consumers which it receives from NFI or on NFI’s behalf other than to carry out the purposes for which such information is received. NFI and Dealer shall comply in all respects with all applicable requirements of Title V of the Gramm-Leach-Bliley Act of 1999 and its implementing regulations.

9.	No Provisions hereof may be modified, changed or supplemented, unless both parties agree to the amendment in writing.

Nicholas Financial, Inc.	Dealer:

By:	By:

Date:	Date:

ALL MAKES AUTO SALES INC
DEALER NAME	DEALER NAME
1 STOP MOTORSPORTS	ALL STAR DODGE CHRYSLER JEEP
123 AUTO LLC	ALLAN VIGIL FORD
1ST CHOICE CAROLINA CARS	ALPHA AUTO TRADER LLC
2ND GEAR MOTORS	AMERICAN AUTO SALES WHOLESALE
5 STAR INDY AUTO LLC	AMERICAN MOTOR COMPANY
518 AUTO SALES	AMERIFIRST AUTO CENTER, INC.
6K AND UNDER AUTO SALES LLC	AMS CARS
7 CITIES AUTOS AND CYCLES	ANDERSON MOTORS
816 AUTO LLC	ANDY MOHR CHEVROLET, INC.
A & D MOTORS SALES CORP	ANTHONY PONTIAC GMC BUICK INC
A & D MOTORS, INC.	APPROVAL AUTO CREDIT INC.
A & M AUTOMOTIVE GROUP INC	APPROVED AUTO OUTLET INC
A & S AUTO AND TRUCK SALES LLC	AR MOTORSPORTS INC
A LUXURY AUTO	ARC AUTO LLC
A.R.J.‘S AUTO SALES, INC	ARENA AUTO SALES
AAC-ASSISTIVE AUTOMOTIVE	ARES FINANCIAL SERVICES LLC
AACC AUTO CAR SALES, INC	ARIA AUTO SALES INC
ABBEY AUTO SALES	ARMSTRONG AUTO SALES
ABC AUTO TRADE USA, LLC	ART MOEHN CHEVROLET, CO.
ABSOLUTE MOTORS II	ASHEBORO FORD LINCOLN
ACCURATE AUTOMOTIVE OF	ASHLYN MOTORS
ACTION AUTO SALES	ATCHINSON FORD SALES
ACTION MOTORS, INC.	ATL AUTO TRADE INC
ACTIVE AUTO SALES	ATL AUTOS .COM
ACTIVE AUTO SALES LLC	ATLANTA BEST USED CARS LLC
ADA AUTO CORPORATION	ATLANTA CAR GROUP
ADAM RUE AUTO SALES INC	ATLANTA USED CARS CENTER, INC
ADAMSON FORD LLC	ATLANTA WEST KIA
ADDISON AUTO GROUP	AUTO 7 USA LLC
ADVANCE AUTO WHOLESALE, INC.	AUTO AMERICA
ADVANCED AUTO BROKERS, INC.	AUTO BANK
ADVENTURE AUTO INC.	AUTO BAY USA INC
AFFORDABLE AUTO MOTORS, INC	AUTO BROKERS, INC.
AJ’S AUTO SALES	AUTO CENTER OF LENOIR
AK MOTORS INC	AUTO CENTERS ST CHARLES LLC
ALAN BESCO CARS AND TRUCKS	AUTO CENTRAL SALES INC
ALFA AUTO MALL LLC	AUTO CHOICE BROKERS
ALL ABOUT AUTO’S INC	AUTO CLUB OF MIAMI
ALL ACCESS CAR & TRUCK SALES	AUTO CONNECTION OF S. FLORIDA

AUTO CREDIT CONNECTION, LLC	AUTO STORE LLC
DEALER NAME	DEALER NAME
AUTO DEALER SOLUTIONS INC	AUTO STORE OF WILSON
AUTO DIRECT PRE-OWNED	AUTO WEEKLY SPECIALS
AUTO DISCOUNT CENTER	AUTO WISE BUYING SERVICE INC
AUTO ENTERPRISE CO	AUTO WORLD
AUTO EXPO HOUSTON	AUTO WORLDS LLC
AUTO EXPO USA III	AUTODEALS.ME LLC
AUTO FINDERS, INC.	AUTOLAND
AUTO FORUM GROUP, LLC	AUTOMALL 59
AUTO GALLERY, INC.	AUTOMAX
AUTO GENIUS USA LLC	AUTOMAX KC LLC
AUTO GROUP OF AMERICA	AUTOMAXX OF SOUTH GEORGIA LLC
AUTO INTEGRITY, LLC	AUTOMAXX OF SUMMERVILLE
AUTO LEADER	AUTOMOTIVE DOT COM
AUTO LINE, INC.	AUTOMOTIVE WHOLESALE CENTER
AUTO LIQUIDATORS OF TAMPA, INC	AUTONOMICS
AUTO LOAN ASSOCIATES LLC	AUTO-ONE USA LLC
AUTO MAC 2	AUTOPLEX
AUTO MALL OF TAMPA INC	AUTOPLEX, LLC
AUTO MASTERS OF FRANKLIN, LLC	AUTORAMA PREOWNED CARS
AUTO MASTERS OF SMYRNA	AUTOS DIRECT OF FREDERICKSBURG
AUTO MASTERS OF WEST NASHVILLE	AUTO’S GARIBALDI INC
AUTO MAX LLC	AUTOSHOW SALES AND SERVICE
AUTO MAXX ATLANTA	AUTOTEAM INC
AUTO NATIONS INC	AUTOVATION
AUTO NETWORK OF THE TRIAD LLC	AUTOWISE INC
AUTO NETWORK, INC.	AUTOWORLD USA
AUTO OUTLET	AUTOWORLD WEST LOOP AUTO SALES
AUTO PLAZA INC	AVERY AUTO SALES INC
AUTO PLAZA OF GAINESVILLE LLC	BANK AUTO SALES
AUTO PLUS INC	BANSHEE MOTORS
AUTO QUEST CORPORATION	BARBIES AUTOS CORPORATION
AUTO RITE, INC	BARTS CAR STORE INC
AUTO SALES OF WINTER GARDEN	BATTLEGROUND KIA
AUTO SELECTION OF CHARLOTTE	BAYSIDE AUTOMALL
AUTO SIMPLIFY LLC	BEACH AUTO BROKERS, INC
AUTO SMART	BEASLEY-CROSS PRE OWNED INC
AUTO SOLUTIONS	BEAU TOWNSEND FORD
AUTO SOLUTIONS OF GREENSBORO	BECK’S AUTO GROUP
AUTO STOP INC	BELLS AUTO SALES

BELMONTE AUTO IMPORTS	BOB KING’S MAZDA
DEALER NAME	DEALER NAME
BELTLINE MOTORS	BOBBY LAYMAN CHEVROLET, INC.
BEN MYNATT NISSAN	BOCA INVESTMENTS LLC
BEN MYNATT PREOWNED	BOMMARITO CHEVROLET MAZDA
BENING MAZDA	BOMMARITO FORD INC
BENJI AUTO SALES CORP	BOMMARITO NISSAN INC
BENJIES AUTO SALES	BOMMARITO NISSAN WEST COUNTY
BENSON CADILLAC NISSAN, INC.	BOMMARITO TMC OF ST. LOUIS INC
BENSON FORD MERCURY	BOMMARITO VOLKSWAGEN OF
BEREA AUTO MALL	BOOMDOX AUTO GROUP LLC
BERGER CHEVROLET	BOOMERS TRUCKS & SUVS LLC
BESSEMER CHR LLC	BOWMAN AUTOMOTIVE INC
BEST AUTO LLC	BRAD WINDHAMS USED CARS INC
BEST BUY AUTO MART LLC II	BRAD’S USED CARS
BEST BUY USED CARS INC	BRADY AUTO SALES
BEST BUYS MOTORS	BRAMAN HONDA OF PALM BEACH
BEST CAR FOR LESS	BRAMLETT PONTIAC INC
BEST DEAL AUTO SALES	BRAND USED AUTOMOTIVE
BEST DEALS ON WHEELS AUTO	BRAXTON AUTOMOTIVE LLC
BEST MOTOR SPORTS CORP	BRECKENRIDGE MOTORS EAST LLC
BETTEN BAKER BUICK	BREVARD VALUE MOTORS
BEXLEY MOTORCAR COMPANY LLC	BRICKELL HONDA BUICK & GMC
BIC MOTORS LLC	BROADMOOR MOTOR SALES INC
BIG BLUE AUTOS, LLC	BROADWAY AUTO MALL
BIG CHOICES AUTO SALES INC	BROCKMAN AUTO LLC
BIG CITY CARS LLC	BRYANT CHEVROLET BUICK
BIG O DODGE OF GREENVILLE, INC	BRYANT USED CARS
BILL BLACK CHEVROLET,	BUCKEYE FORD LINCOLN MERC OF O
BILL BRANCH CHEVROLET	BUCKEYE MOTOR SALES
BILL BRYAN SUBARU	BUCKEYE MOTORS
BILL PENNEY TOYOTA	BUDGET CAR SALES & RENTALS
BILLS & SON AUTO SALES INC	BURDUE QUALITY USED CARS
BILTMORE MOTOR CORP.	BURKE AUTO LLC
BIRMINGHAM LUXURY MOTORS	BUSH AUTO PLACE
BISHOP MOTORS LLC	BUY A CAR WHOLESALE LLC
BLAYLOCK AUTOMOTICE GROUP LLC	BUY IT RIGHT AUTO SALES #1 INC
BLOOMINGTON AUTO CENTER	BUY RIGHT AUTO SALES INC
BLUE RIDGE IMPORTS AUTO SALES	BYERLY FORD-NISSAN, INC
BLUE SPRINGD FORD SALES INC	BYERS CHEVROLET LLC
BLVD SELECT PREOWNED	C & S SALES

C&H AUTO SALES	CAROLINA AUTO CREDIT
DEALER NAME	DEALER NAME
CADILLAC OF NOVI INC	CAROLINA AUTO EXCHANGE
CANCILA MARTY DODGE CHRYSLER J	CAROLINA AUTO IMPORTS
CANTON USED CARS INC.	CAROLINA CARS
CAPITAL AUTO SALES	CAROLINA CARZ
CAPITAL AUTOMOTIVE SALES	CARPORT SALES & LEASING, INC.
CAPITOL AUTO	CARS & CREDIT OF FLORIDA
CAR AMERICA	CARS AUTO MALL
CAR BUY SERVICES	CARS CARS CARS LLC
CAR CENTRAL	CARS PLUS CREDIT LLC
CAR CHOICE	CARS PLUS LLC
CAR CITY USA LLC	CARS R US
CAR COLLECTINO INC	CARS R US LLC
CAR COLLECTION OF TAMPA INC.	CARS TO GO AUTO SALES AND
CAR CONNECTION	CARSO AUTO GROUP CORP
CAR CREDIT INC	CAS SALES & RENTALS
CAR DEALZ	CASTRIOTA CHEVROLET GEO INC.
CAR EX AUTO SALES	CAT JOHNSON AUTO SALES
CAR FACTORY OUTLET	CBS QUALITY CARS, INC.
CAR LOAN DIRECT, LLC	CEDARCREST AUTO BROKERS LLC
Car N Go 2	CENTRAL MOTOR WERKS, INC
CAR N GO INC	CHAMPION CHEVROLET INC
CAR SALES OF FLORIDA INC	CHAMPION OF DECATUR, INC.
CAR SMART OF MASCOTTE	CHAMPIONSHIP MOTORS LLC
CAR SOURCE, LLC.	CHAMPS AUTO SALES INC
CAR SPOT OF CENTRAL FLORIDA	CHATHAM PARKWAY TOYOTA
CAR XPRESS AUTO SALES	CHECKERED FLAG TOYOTA
CAR ZONE	CHICAGO DRIVE AUTO SALES
CARDINAL MOTORS INC	CHICAGOS CAR CREDIT
CARDIRECT LLC	CHRIS SPEARS PRESTIGE AUTO
CAREY PAUL HONDA	CINCINNATI AUTOMOTIVE GROUP
CARHOUSE INC	CIRCLE CITY ENTERPRISES, INC.
CARITE INC	CITY AUTO SALES
CARITE OF LOUISVILLE KENTUCKY	CITY MOTORS USED CARS
CARITE OF REDFORD	CITY STYLE IMPORTS INC
CARL STONE AUTO SALES LLC	CITY TO CITY AUTO SALES, LLC
CARMART EXPRESS	CITYWIDEAUTOMALL.COM LLC
CARMART VA INC.	CJ AUTOS
CARMEL MOTORS	CJ’S AUTO STORE
CAROLINA AUTO BROTHERS	CLEVELAND AUTO MALL INC

CLIFF & SONS AUTO SALES	CW USED AUTO DEALERSHIP
DEALER NAME	DEALER NAME
CLINT HOLMES AUTOMOTIVE	D & J MOTORS, INC.
CLUTCH AUTO BROKERS LLC	DALLAS AUTO CENTER INC
CM MOTORS, LLC	DAN CUMMINS CHV BUICK PONTIAC
COASTAL CHEVROLET, INC.	DAN TUCKER AUTO SALES
COCONUT CREEK HYUNDAI	DAN VADEN CHEVROLET, INC.
COLONIAL KIA	DAS AUTOHAUS LLC
COLUMBUS AUTO RESALE, INC	DAVE SINCLAIR LINCOLN
COLUMBUS AUTO SOURCE	DAVID RICE AUTO SALES
COMMONWEALTH DODGE LLC	DAVID SMITH AUTOLAND, INC.
COMMUNITY AUTO SALES, INC.	DAY’S PRE-OWNED ROCKMART LLC
COMPLETE AUTO CENTER INC	DEALS FOR WHEELS
CONCOURS AUTO SALES, INC.	DEALZ AUTO TRADE
CONWAY HEATON INC	DEALZ ON WHEELZ LLC
CONWAY IMPORTS AUTO SALES	DELTA AUTO WHOLESALE
COOK MOTOR COMPANY	DENNY’S AUTO SALES, INC.
COOPERATIVE AUTO BROKERS INC	DEPUE AUTO SALES INC
CORAL WAY AUTO SALES INC	DEREK MOTORCAR CO INC
CORLEW CHEVROLET CADILLAC OLDM	DESTINYS AUTO SALES
CORPORATE CARS INC	DICK BROOKS HONDA
COUCH MOTORS LLC	DICK SMITH MUTSUBISHI
COUGHLIN AUTOMOTIVE- PATASKALA	DIRECT AUTO EXCHANGE, LLC
COUGLIN CHEVROLET BUICK CADILL	DISCOUNT AUTO INC
COUNTRY HILL MOTORS INC	DIXIE IMPORT INC
COUNTRY HILL MOTORS, INC.	DMV AUTO GROUP INC
COUNTY LAKES MOTORS	DODGE OF ANTIOCH INC
COURTESY AUTOMOTIVE	DOGWOOD AUTO WORKS INC
COURTESY FORD	DON AUTO WORLD
COX TOYOTA/SCION	DON FRANNKLINSOMERSET NISSAN
CRABBS AUTO SALES	DON HERRING MITSUBISHI
CRAIG & LANDRETH INC	DON HINDS FORD, INC.
CREDIT CARS USA	DON JACKSON CHRYSLER DODGE
CREDIT MAX AUTO FINANCE	DON MARSHALL CHYSLER CENTER
CRONIC CHEVROLET OLDSMOBILE	DON WOOD CHRYSLER DODGE JEEP
CROSS AUTOMOTIVE	DONLEY FORD LINCOLN
CROSS STATE MOTORS LLC	DOUGLAS AUTO SALES INC
CROSSROADS SALES & DELIVERY	DOWNTOWN HYUNDAI
CROWN ACURA	DRIVE 1 AUTO SALES
CROWN AUTOMOTIVE GROUP LLC	DRIVE NATION AUTO SALES
CROWN NISSAN GREENVILLE	DRIVE NOW COLUMBIA

DRIVE NOW COOKEVILLE INC	EMPIRE MOTORS
DEALER NAME	DEALER NAME
DRIVE NOW MURFREESBORO	EMPIRE MOTORS LTD
DRIVE NOW TULLAHOMA	EMPORIUM AUTO GROUP, INC.
DRIVE TODAY AUTO SALES, INC	ERNEST MOTORS, INC.
DRIVEN AUTO SALES LLC	EVANS AUTO EXCHANGE
DRIVEN AUTO SALES LLC	EVEREST MOTORS INC.
DRIVEN AUTOMOTIVE GROUP	EVOLUTION AUTO GROUP LLC
DRIVER SEAT AUTO SALES LLC	EVOLUTION CARS
DRIVERIGHT AUTO SALES, INC.	EXCITE AUTO AND CYCLE SALES
DRIVERS WORLD	EXCLUSIVE MOTOR CARS LLC
DRIVING AMBITION INC	EXPRESS AUTO GROUP
DRY RIDGE TOYOTA	EXPRESS AUTO SALES LLC
DULUTH AUTO EXCHANGE	EXPRESS MOTORS LLC
DYNAMIC MOTORS LLC	EXTREME WINDOW TINTING SIGNS &
EASLEY MITSUBISHI’S THE	EZ CAR CONNECTION LLC
EAST ANDERSON AUTO SALES	EZ MOTOR CREDIT INC.
EAST CAROLINA AUTO EXCHANGE	EZ OWN CAR SALES LC
EAST LIMESTONE AUTOPLEX INC	FACIDEAL AUTO CENTER INC
EASTGATE MOTORCARS, INC	FAIRLANE FORD SALES, INC.
EASTPOINTE AUTO SALES INC	FAITH MOTORS INC
EASY AUTO AND TRUCK	FANELLIS AUTO
ECARS GROUP	FANTASY AUTOMOTIVE
ED MORSE AUTO PLAZA	FERCO MOTORS CORP
ED NAPLETON HONDA	FERMAN MINI OF TAMPA BAY
ED TILLMAN AUTO SALES	FERMAN NISSAN
ED TILLMAN AUTO SALES	FINANCE MOTORS LLC
EDDIE MERCER AUTOMOTIVE	FIRST AUTO CREDIT
EDDIE PREUITT FORD, INC.	FIRST CHOICE AUTOMOTIVE INC
EDGE MOTORS	FIRST CLASS AUTO SALES LLC
EJ’S AUTO WORLD, INC.	FIRST CLASS MOTORS INC
ELDER FORD	FIRST COAST AUTO SALES INC
ELITE AUTO WHOLESALE	FIRST STOP AUTO SALES
ELITE AUTOMALL LLC	FISCHER NISSAN INC.
ELITE LEVEL AUTO INC	FITZGERALD MOTORS, INC.
ELITE MOTORS	FIVE AUTOMOTIVE LLC
ELITE MOTORS INC	FIVE STAR AUTO SALES OF
ELITE MOTORS, INC.	FIVE STAR FORD STONE MOUNTAIN
ELKTON AUTO CORRAL	FLETCHER CHRYSLER PRODUCTS INC
EMERALD COAST AUTO SALES, INC	FLORIDA AUTO EXCHANGE
EMPIRE AUTO SALES & SERVICE	FLORIDA USED CARS INC

FORT MYERS AUTO MALL	GMT AUTO SALES INC
DEALER NAME	DEALER NAME
FORT MYERS BEACH MOTORS LLC	GOLDEN OLDIES
FORT WAYNE AUTO CONNECTION LLC	GOOD TO GO AUTO SALES, INC.
FORTUNE MOTOR GROUP	GORDON MOTOR SPORTS
FOX HILLS MOTOR SALES INC	GR MOTOR COMPANY
FOX MOTORS INC	GRAND MOTORCARS
FRANK BOMMARITO BUICK, GMC INC	GRAVITY AUTOS ROSWELL
FRANKLIN STREET MOTORS LLC	GRAVITY AUTOS ROSWELL
FRED A GROVES MOTOR COMPANY	GREAT BRIDGE AUTO SALES
FRONTIER MOTORS INC	GREAT DEALS ON WHEELS
FRONTLINE AUTO SALES LLC	GREEN COVE AUTO SALES
FUSION AUTO SALES LLC	GREEN LIFE AUTO AND REPAIR INC
G & L MOTORS, INC	GREEN LIGHT CAR SALES
G & S AUTO SALES & RENTALS LLC	GREENVILLE MOTOR COMPANY
GAINESVILLE MITSUBISHI	GREENWISE MOTORS
GANLEY FORD WEST, INC.	GRIMALDI AUTO SALES INC
GARNER AUTOS, LLC	GROTE AUTOMOTIVE INC
GARY CROSSLEY FORD INC	G’S AUTOMOTIVE
GARY LANG PONTIAC CADILLAC	GUARANTEED MOTOR CARS
GARY MATTHEWS MOTORS, INC.	GULF SOUTH AUTOMOTIVE
GENERAL AUTO LLC	H & H AUTO SALES
GENESIS OF COTTAGEVILLE	H&Y AUTOMOBILE INC
GENESIS OF SUMMERVILLE LLC	HAASZ AUTO MALL, LLC
GEN-X CORP	HADAD MOTOR SALES
GEORGETOWN AUTO SALES	HAIMS MOTORS INC
GEORGIA AUTO WORLD LLC	HALEY TOYOTA OF RICHMOND
GEORGIA IMPORT AUTO	HANNA IMPORTS
GEORGIA LUXURY CARS	HANNAH IMPORTS APEX
GEORGIA LUXURY MOTORS	HARBOR CITY AUTO SALES, INC.
GERALDS AUTO SALES	HARDIE’S USED CARS, LLC
GERMAIN TOYOTA	HARDY CHEVROLET
GIM CAR SALES INC	HARLEM MOTORS
GIVE AWAY AUTO SALE LLC	HARRIET SALLEY AUTO GROUP LLC
GLADDING CHEVROLET, INC.	HARRIGANS AUTO SALES
GLADSTONE AUTO SALES & SERVICE	HD CARS INC.
GLENN FORD LINCOLN	HEB AUTO SALES INC
GLOBAL AUTO LLC	HENNESSY AUTOS LLC
GLOBAL PRE-OWNED INC	HENNESSY FORD LINCOLN ATLANTA
GLOBE AUTO SALES	HENNESSY MAZDA PONTIAC
GMOTORCARS INC	HERITAGE AUTOMOTIVE GROUP

HERITAGE AUTOMOTIVE SALES	INTERNATIONAL MOTOR PRODUCTION
DEALER NAME	DEALER NAME
HERITAGE BUICK GMC HONDA	IVORY CHEVROLET, LLC
HICKORY MAZDA MITSUBISHI	IZZY MOTORS LLC
HIGH Q AUTOMOTIVE CONSULTING	J & J AUTOS
HILLTOP MOTORS	J & J MOTORS INC
HILLWOOD AUTO SALES & SERVICE	J & M AFFORDABLE AUTO, INC.
HILTON HEAD VOLKSWAGEN & AUDI	J & T MOTORS
HOBSON CHEVROLET BUICK GMC LLC	JACK MAXTON CHEVROLET INC
HOGSTEN AUTO WHOLESALE	JACK MAXTON CHEVROLET, INC
HOLLYWOOD MOTOR CO #3	JACK MILLER AUTO PLAZA LLC
HONDA OF FRONTENAC	JACK SCHMITT CHEVROLET OF
HONDA OF MUFREESBORO	JACKIE MURPHY’S USED CARS
HONDA OF WESLEY CHAPEL	JAKMAX
HONEYCUTT’S AUTO SALES, INC.	JAMES MARTIN CHEVROLET, INC,
HOOVER AUTOMOTIVE LLC	JAMMY MITCHELL AUTO SALES
HOOVER CHRYSLER PLYMOUTH DODGE	JANSON AUTOMOTIVE
HOOVER MITSUBISHI CHARLESTON	JAX AUTO WHOLESALE, INC.
HOOVER THE MOVER CAR AND	JAY WOLFE AUTO OUTLET
HOWELL’S MOTOR COMPANY INC.	JAY WOLFE HONDA
H-TOWN CAR SALES	JC AUTO CONNECTION LLC
HUBLER AUTO PLAZA	JC AUTO MARKET LLC
HUBLER FINANCE CENTER	JEFF WYLER CHEVROLET OF
HUBLER FORD LINCOLN MERCURY	JENKINS HONDA OF LEESBURG
HUBLER MAZDA SOUTH	JENKINS NISSAN OF LEESBURG
HUDSON AUTO SALES	JENROC AUTO SALES
HUNT AUTOMOTIVE, LLC	JERRY WILSON’S MOTOR CARS
HWY 90 MOTORS	JIDD ENTERPRISES LLC
HYUNDAI OF ATHENS	JIM BURKE NISSAN
HYUNDAI OF GREER	JIM ORR AUTO SALES
IDEAL AUTO	JIM WOODS AUTOMOTIVE, INC.
IDEAL USED CARS INC	JIMMY KAVADAS YOUR CREDIT MAN
IDRIVE FINANCIAL	JIMMY SMITH PONTIAC BUICK GMC
IMD MOTORS	JK AUTOMOTIVE GROUP LLC
IMPORT’S LTD	JMC AUTO BROKERS INC
INCREDIBLE CAR CREDIT INC	JOHN BELL USED CARS INC
INLINE AUTO SALE INC	JOHN HINDERER HONDA
INTERNATIONAL AUTO OUTLET	JOHN JENKINS, INC.
INTERNATIONAL AUTO SALES	JOHN MILES CHEVROLET, INC
INTERNATIONAL AUTO WHOLESALERS	JOHN WEISS TOYOTA SCION OF
INTERNATIONAL AUTO WHOLESALERS	JOSEPH CADILLAC/SAAB/SUBARU

JOSEPH CHEVROLET OLDSMOBILE CO	LAGUNA NIGUEL AUTO SALES INC
DEALER NAME	DEALER NAME
JPL AUTO EMPIRE	LAKE HARTWELL HYUNDAI
JT AUTO INC.	LAKELAND CHRYSLER DODGE
JULIANS AUTO SHOWCASE, INC.	LANCASTER AUTO AND
K & M MOTORS	LANCASTERS AUTO SALES, INC.
KACHAR’S USED CARS, INC.	LANDERS MCLARTY SUBARU
KAHLER AUTO SALES LLC	LANDSTREET AUTO SOLUTIONS LLC
KALIGNA’S AUTO BROKER LLC	LANE 1 MOTORS
KARMART INC	LANGDALE HONDA KIA OF
KATHY’S KARS	LAUBERT’S AUTO SALES, LLC
KD AUTOMOTIVE INC.	LAW AUTO SALES, INC
KELLIE AUTO SALES, INC.	LAWRENCE MOTORSPORTS INC
KELLYS CARS 4 U INC	LDB MOTORS
KELLY’S CARS INC	LEBANON FORD LINCOLN
KEMET AUTO SALES	LEE AUTO GROUP INC
KENDALL TOYOTA	LEE MAC AUTO SALES INC
KENNYS AUTO SALES, INC	LEE’S AUTO CENTER, INC
KEN’S AUTOS	LEE’S AUTO SALES, INC
KERRY NISSAN, INC.	LEGACY AUTOS
KEVIN POWELL MOTORSPORTS	LEJUNE AUTO SALES, LLC
KEVIN’S KARS LLC	LEOPARDI AUTO SALES
KEY WEST KIA	LEWIS FAMILY AUTO LLC
KIA ATLANTA SOUTH	LGE CORP
KIA OF AUBURN	LIBERTY AUTO CITY INC
KIA OF GREENVILLE	LIBERTY FORD LINCOLN MERC INC
KING AUTOMOTIVE, LLC	LIECHTY C/D/J/R OF BESSEMER
KING MOTORS	LIGHTHOUSE AUTO SALES
KING OF AUTO SALES INC	LIGHTHOUSE AUTOMOTIVE GROUP
KINGS AUTO GROUP INC	LMN AUTO INC
KNOX BUDGET CAR SALES & RENTAL	LOCK 20 AUTO
KOE-MAK CORP	LOGAN & LOGAN AUTO SALES
K-TOWN CARS INC	LOKEY NISSAN
KUNES COUNTRY FORD OF STERLING	LONDOFF JOHNNY CHEVROLET INC
KUNES COUNTRY OF MONMOUTH	LONGSTREET AUTO
KUNES COUNTY FORD OF ANTIOCH	LOVE HONDA
KURT JOHNSON AUTO SALES LLC	LOWPRICE AUTO MART LLC
L&M VENTURES LLC	LUCKY CARS
L4 MOTORS LLC	LUCKY LINE MOTORS INC
LA AUTO STAR, INC.	LUNA MOTOR GROUP CORP
LAGRANGE MOTORS	LUXURY AUTO DEPOT

LUXURY AUTO SALES LLC	MCCLUSKY AUTOMOTIVE LLC
DEALER NAME	DEALER NAME
LUXURY IMPORTS AUTO SALES	MCCLUSKY’S CHEVROLET INC
LUXURY MOTORS OUTLET	MCGHEE AUTO SALES INC.
LUXURY MOTORWERKS LLC	MCGUIRE KIA
LYNCH CHEVROLET OF KENOSHA	MECHANICSVILLE HONDA
M & L CHRYSLER DODGE JEEP RAM	MEGA AUTOMOTIVE
M & M AUTO SUPER STORE	METRO AUTO MART LLC
M & M AUTO, INC.	METRO AUTO TRADERS INC
M & M MOTORS OF ROCK HILL INC	METRO MOTORS KC LLC
M STREET MOTORS LLC	METRO TRUCK SALES LLC
MAC HAIK CHRYSLER DODGE JEEP	MI USED CARS INC
MACHADO AUTO SELL LLC	MIA REPOS LLC
MADISON AUTO SALES	MIAMI AUTO PLACE
MADISON COUNTY FORD LINC MERC	MICHAEL’S AUTO SALES CORP
MAGIC CITY MOTORCARS, LLC	MICHAEL’S IMPORTS
MAGIC IMPORTS OF	MICHAEL’S MOTOR CO
MAGIC MOTORS CENTER	MID AMERICA AUTO EXCHANGE INC
MAHER CHEVROLET INC	MID AMERICA AUTO GROUP
MAIN STREET MOTORS	MID RIVERS MOTORS
MAINSTREAM AUTO SALES LLC	MIDCITY AUTO & TRUCK EXCHANGE
MAJOR MOTORS OF ARAB, INC.	MID-TOWN MOTORS LLC
MANESS MOTORS	MID-TOWNE AUTO CENTER, INC.
MARANATHA CAR CO	MIDWEST AUTO DIRECT
MARCHANT CHEVROLET INC	MIDWEST AUTO MART LLC
MARIETTA AUTO MALL CENTER	MIDWEST AUTO STORE LLC
MARIETTA LUXURY MOTORS	MIDWEST FINANCIAL SERVICES
MARK SWEENEY BUICK PONTIAC GMC	MIDWEST MOTORS
MARLOZ OF HIGH POINT	MIGHTY MOTORS
MARONEY AUTO SALES	MIGHTY RIVER RECYCLING LLC
MASTER CAR INTERNATIONAL, INC	MIKANO AUTO SALES, INC.
MASTER CARS	MIKE AUTO SALES LLC
MATHEWS HAROLD NISSAN	MIKE BASS FORD
MATTHEWS MOTORS INC.	MIKE WILSON CHEVROLET
MAX AUTO SALES	MILLENIUM AUTO SALES
MAXIE PRICE CHEVROLETS OLDS,	MILLER AUTOMOTIVE GROUP INC
MAYSVILLE PREMIER AUTO LLC	MILLNER MOTORS
MAZARI MOTORS, LLC	MINTON MOTOR CARS II LP
MAZDA SAAB OF BEDFORD	MIRACLE CHRYSLER DODGE JEEP
MAZDA WESTSIDE	MISSION AUTO CONNECTION
MCADENVILLE MOTORS	MITCH SMITH CHEVROLET

MJ AUTO SALES	NELSON MAZDA
DEALER NAME	DEALER NAME
MMC AUTO SALES LLC	NEN AUTO & BOATS
MO AUTO SALES	NEW RIDE MOTORS INC
MODERN CORP	NEW SOUTH AUTOSALES LLC
MODERN TOYOTA	NEW START AUTO SALES INC.
MOMENTUM MOTOR GROUP LLC	NEW TAMPA AUTO BROKERS INC
MORNING STAR MOTORS	NEWARK AUTO LLC
MOSS CURTAIN MOTORS LLC	NEWPORT AUTO GROUP
MOSSCURTAIN MOTORS LLC	NEWTON NISSAN SOUTH INC
MOTOR CAR CONCEPTS II	NFI EMPIRE CUSTOM BUILT JEEPS
MOTOR CITY AUTO INC	NICE AUTO GROUP LLC
MOTOR MAX 2 LLC	NICK MAYERS MARSHALL FORD LINC
MOTORCARS OF NASHVILLE, INC.	NIELSEN KIA MITSUBISHI HYUNDAI
MOTORCARS TOYOTA	NISSAN OF STREETSBORO
MOTORHOUSE INC	NO LIMIT MOTORSPORT
MOTORLOTZ LLC	NONSTOP MOTORS INC
MOTORMAX OF GRAND RAPIDS	NORTH ALABAMA WHOLESALE AUTO
MOTORMAX OF HOLLAND	NORTH BROTHERS FORD, INC
MOTORS TRUST INC	NORTH PALM MITSUBISHI
MOYES AUTO SALES INC	NORTHVILLE MOTORS
MULLINAX FORD OF PALM BEACH	NORTHWEST MOTORS INC
MUNSTERMAN AUTOMOTIVE GROUP	NOURSE CHILLICOTHE
MURPHY MOTOR CO	NUKAR ALTERNATIVE LLC
MUSIC CITY AUTOPLEX LLC	NU-WAVE AUTO CENTER
MUSIC CITY HONDA	O C WELCH FORD LINCOLN MERCURY
MWS WHOLESALE AUTO OUTLET	OASIS AUTO SALES INC
MY CAR LLC	OASIS AUTO SALES INC
MY CAR STORE	OBRIEN FORD MERCURY
MYEZAUTOBROKER.COM LLC	OCEAN HONDA
MYLENBUSCH AUTO SOURCE LLC	OFFLEASE AUTOMART LLC
NAPLETON SANFORD IMPORTS LLC	OKAZ MOTORS
NAPLETON’S HYUNDAI	OLD GUYS SELLING CARS
NASH CHEVROLET COMPANY	OLDHAM MOTOR COMPANY LLC
NATIONAL AUTO SALES I LLC	OLE BEN FRANKLIN MOTORS
NATIONAL CAR MART, INC	ON THE ROAD AGAIN, INC.
NATIONAL MOTORS, INC.	ON TRACK AUTO MALL, INC.
NATIONS AUTOPLEX	ONE SOURCE AUTOS INC
NATIONWIDE AUTO SALES INC	ORANGE PARK AUTO MALL
NC SELECT AUTO SALES LLC	ORANGE PARK AUTO SALES LLC
NEIL HUFFMAN VW	ORANGE PARK TRUCKS

OXMOOR CHRYSLER DODGE JEEP RAM	POWER MOTORS LLC
DEALER NAME	DEALER NAME
OXMOOR FORD LINCOLN MERCURY	POWERIDE MOTORS
OXMOOR MAZDA	PRATHER AUTOMOTIVE
P S AUTO ENTERPRISES INC	PRE-AUCTION AUTO SALES INC
PALM BAY MOTORS	PREFERRED AUTO
PALMETTO CAR CENTER	PREMIER AUTO BROKERS, INC.
PALMETTO FORD	PREMIER AUTO OUTLET
PALMETTO WHOLESALE MOTORS	PREMIER AUTO PLAZA
PARKS CHEVROLET - GEO	PREMIER AUTO SALES OF BAY
PARKWAY MOTORS INC	PREMIER AUTOMOTIVE GROUP INC
PARS AUTO SALES INC	PREMIER AUTOMOTIVE KC
PARS IMPORTS, INC	PREMIER AUTOMOTIVE OF BONNER
PARSON’S AUTOMOTIVE, INC.	PREMIER AUTOMOTIVE OF KANSAS
PATRICK CHEVROLET	PREMIER TOYOTA SCION OF AMHERS
PATRIOT PRE-OWNED AUTOS LLC	PREMIERE MOTOR SPORTS LLC
PATTI O’MALLEYS CARS & TRUCKS	PREMIERE USED CARS
PAYLESS AUTO OF TULLAHOMA LLC	PREMIUM AUTO GROUP
PAYLESS MOTORS LLC	PREMIUM CARS OF MIAMI LLC
PCS AUTO SALES LLC	PRENTZ AUTO
PENSACOLA AUTO BROKERS, INC	PRESIDENTIAL AUTO LEASING &
PERFORMANCE TOYOTA	PRESPA AUTO SALES
PETE MOORE CHEVROLET, INC	PRESTIGE AUTO GROUP
PETERS AUTO SALES, INC.	PRICED RIGHT AUTO, INC.
PGF AUTOMOTIVE LLC	PRICED RIGHT CARS, INC
PHILIPS AUTO SALES LLC	PRIDE AUTO SALES LLC
PHILLIPS BUICK PONTIAC GMC INC	PRIME TIME MOTORS
PIC OF GREER INC	PRIMETIME MOTORS
PIERSON AUTOMOTIVE	PRIMETIME MOTORS OF GARNER
PILES CHEV-OLDS-PONT-BUICK	PRIORITY AUTOMOTIVE
PINEVILLE IMPORTS	PRISTINE CARS & TRUCKS INC
PINNACLE AUTO SALES	Private Party Remarketing LLC
PITTSBURGH AUTO DEPOT INC	PRO SELECT AUTOS
PITTSBURGH AUTO DEPOT INC	PROCTOR’S INC.
PLAINFIELD AUTO SALES, INC.	PROVIDENCE AUTO GROUP LLC
PLATINA CARS AND TRUCKS INC	QUALITY AUTO SALES OF
PLATINUM AUTO EXCHANGE INC	QUALITY CARS INC
PLATINUM AUTO SOURCE LLC	QUALITY CARS OF HICKORY
PLATTNER’S	RADER CAR CO INC
PLATUNUM MOTORS, LLC	RAHIB MOTORS
PLAZA AUTO SALES	RAMSEY MOTORS

RANDY SHIRKS NORTHPOINTE AUTO	SALISBURY AUTO INVESTMENTS
DEALER NAME	DEALER NAME
RANKL & RIES MOTORCARS, INC	SAM’S AUTO SALES & STORAGE
RAY CHEVROLET	SANDY SANSING FORD LINCOLN LLC
RAY SKILLMAN EASTSIDE	SANDY SANSING MILTON
RAY SKILLMAN WESTSIDE	SANSING CHEVROLET, INC
RAYTOWN AUTOMALL	SAVANNAH AUTO
RBF AUTO	SAVANNAH AUTOMOTIVE GROUP
REALITY AUTO SALES INC	SAVANNAH HYUNDAI
REGAL PONTIAC, INC.	SCALES AUTO SOLUTIONS LLC
REINEKE FORD LINCOLN MERCURY	SCOTT EVANS CHRYSLER PLYMOUTH
RENEW IT CAR CARE	SCOTTROCK MOTORS LLC
REYNOLDS AUTOMOTIVE LLC	SELECT AUTO
RICH AUTO SALES LTD	SELECT MOTORCARS INC
RICHARD KAY AUTOMOTIVE	SELECT SI, LLC
RICHMOND CAR & TRUCK CENTER	SELECTIVE AUTO & ACCESSORIES
RICK PHILLIPS MOTORS	SELL YOUR CAR TODAY LLC
RIDE NOW AUTO SALES	SEMPER FI MOTORS CORP
RIDE NOW MOTORS	SENA MOTORS INC
RIDE TIME, INC.	SEPULVEDA MOTORS, INC.
RIGHT PRICE AUTO SALES OF	SHAFER AUTO GROUP
RIGHT WAY AUTOMOTIVE	SHARP CARS OF INDY
RIGHTWAY AUTOMOTIVE CREDIT	SHAVER AUTOMOTIVE LLC
RIGHTWAY AUTOMOTIVE CREDIT	SHEEHY FORD OF RICHMOND INC
RINCON CHEVROLET	SHELBYVILLE CHRYSLER PRODUCTS
RITE CHOICE AUTO SALES	SHOOK AUTO INC
RIVER BEND FORD	SHORELINE AUTO CENTER INC
RIVIERA AUTO SALES SOUTH INC	SHORELINE AUTO GROUP OF IONIA
ROB PARTELO’S WINNERS	SHOW ME MOTORS INC
ROCK BOTTOM AUTO SALES, INC.	SHOWROOM AUTO SALES OF
ROCK CHEVROLET	SIGN AND DRIVE AUTO GROUP WILK
ROCK ROAD AUTO PLAZA	SIMON & DAVID AUTO SALES LLC
ROCKS AUTO EXCHANGE LLC	SINA AUTO SALES, INC.
ROME MOTOR SALES	SINCLAIR DAVE LINCOLN MERCURY
ROUEN CHRYSLER DODGE JEEP INC	SMART BUY AUTO FINANCE
ROUSH HONDA	SMARTBUY SELECT AUTOMOTIVE
ROUTE 13 AUTO SALES LLC	SMITHS AUTO SALES
ROUTE 27 AUTO SALES	SOBH AUTOMOTIVE
ROYAL OAK FORD SALES, INC.	SOLID AUTOS LLC
RPM AUTO SALES	SOURCE ONE AUTO BROKERS INC
SAGAMORE AUTO LEASING & SALES	SOUTH CHARLOTTE PREOWNED AUTO

SOUTH COUNTY AUTO CENTER	STOKES KIA
DEALER NAME	DEALER NAME
SOUTH I-75 CHRYSLER DODGE JEEP	STRONG AUTO
SOUTH MOTORS HONDA	STROSNIDER CHEVY
SOUTH SUBURBAN MITSUBISHI	SULLIVAN PONTIAC CADILLAC GMC
SOUTHEASTERN TRUCK & AUTO	SUMMIT PLACE KIA
SOUTHERN AUTO BROKERS	SUMMIT PLACE KIA WEST
SOUTHERN COUNTRY INC	SUN TOYOTA
SOUTHERN KENTUCKY AUTO & TRK	SUNBELT CHRYSLER JEEP DODGE
SOUTHERN LUXURY CARS	SUNCOAST QUALITY CARS LLC
SOUTHERN MOTOR COMPANY	SUNLIGHT AUTO LLC
SOUTHERN ROADS AUTO	SUNNY FLORIDA MOTORS, INC.
SOUTHERN STAR AUTOMOTIVE	SUNNY KING TOYOTA
SOUTHERN TRUST AUTO SALES	SUNSHINE AUTO
SOUTHWEST AUTO SALES	SUNTRUP NISSAN VOLKSWAGEN
SOUTHWEST AUTOMOTIVE	SUPER CARS DIRECT INC
SPARTANBURG CHRYSLER JEEP INC	SUPER SAVE AUTO SALES
SPEEDWAY AUTO SALES 27 LLC	SUPERIOR HYUNDAI
SPEEDWAY AUTO SALES LLC	SUPERIOR MOTORS NORTH
SPEEDWAY MOTORS, INC	SUPERSTORE USED CARS INC
SPIRIT FORD INC	SUSKIS AUTO SALES
SPITZER AUTOWORLD SHEFFIELD	SWANNS RENTAL AND SALES INC
SPITZER MOTOR CITY	SWOPE MITSUBISHI
SPORTS CENTER IMPORTS INC	TABOR MOTOR COMPANY
ST GEORGE AUTO BROKERS LLC	TAMIAMI FORD, INC.
ST MARY AUTO LLC	TAMPA AUTO SOURCE INC
STANFIELD AUTO SALES	TAMPA BAY LUXURY LLC
STAN’S CAR SALES	TAMPABAYAUTOS.NET
STARGATE AUTO SALES LLC	TARGET AUTOMOTIVE
STARK AUTO SALES	TAYLOR MORGAN INC
STARMOUNT MOTORS LLC	TAYLOR’S AUTO SALES
STARRS CARS AND TRUCKS, INC	TD CAR SALES
STATE ROUTE 45 AUTO LLC	TDR AUTO PLAZA LLC
STEARNS MOTORS OF NAPLES	TEAM AUTOMOTIVE
STEPHEN A FINN AUTO BROKER	TED CIANOS USED CAR CENTER
STERNBERG AUTOMOTIVE	TENA AUTOMOTIVE LLC
STEVE WHITE VOLKSWAGON	TERESA AUTO SALES
STEWART AUTO GROUP OF	TERRY AUTO GREENSBORO LLC
STOKES BROWN TOYOTA SCION	TERRY REID HYUNDAI
STOKES BROWN TOYOTA SCION	TEXAS BAY AREA PRE-OWNED
STOKES HONDA CARS OF BEAUFORT	TEX’S AUTO SALES

THE 3445 CAR STORE, INC.	TOYOTA OF LAKEWOOD
DEALER NAME	DEALER NAME
THE AUTO BROKER	TOYOTA OF LOUISVILLE, INC.
THE AUTO GROUP LLC	TOYOTA OF MUNCIE
THE AUTO STORE	TOYOTA SOUTH/SCION SOUTH
THE AUTO STORE	TRI CITY MOTORS SUPERSTORE
THE AUTOBLOCK	TRIAD AUTOPLEX
THE AUTOMOTIVE GROUP	TRIAD IN MOTION
THE CAR BARN	TRI-COUNTY CHRYSLER PRODUCTS
THE CAR COMPANY	TRI-COUNTY MOTORS
THE CAR COMPANY SUZUKI	TRINITY AUTOMOTIVE
THE CAR CONNECTION, INC.	TRIPLE C CAR CO., INC.
THE CAR GUYS AUTO SALES	TRIPLE M AUTO CONSULTANTS
THE CAR SPOT	TRI-STATE FINE CARS
THE CONNECTION MOTORS	TROPICAL AUTO SALES
THE LUXURY AUTOHAUS INC.	TROY FORD INC
THE MONTGOMERY GROUP LLC	TRUCK AND AUTO OUTLET
THE ORIGINAL USED CAR FACTORY	TRUCK TOWN INC
THE USED CAR FACTORY INC	TRUE CARS INC
THE WHEEL DEAL AUTO	TRUSSVILLE WHOLESALE AUTOS
THOMAS & SON INC.	TRUST MOTOR COMPANY
THOMASVILLE TOYOTA	TRYON AUTO MALL
THORNTON CHEVROLET, INC	TSW FINANCIAL LLC
THOROUGHBRED FORD INC	TWINS AUTO GROUP LLC
THOROUGHBRED FORD OF PLATTE	TWO OS MOTOR SALES
THRIFTY CAR SALES	TYSON MANAGEMENT CO
TIM SHORT MIDDLESBORO, LLC	U.S. FLEET & LEASE, LLC
TINPUSHER LLC	UNI AUTO SALES
TK AUTO SALES LLC	UNIQUE AUTOMOTIVES
TKP AUTO SALES INC	UNITED AUTO GALLERY
TLC MOTORS INC	UNITED MOTOR COMPANY INC
TMR AUTO SALES LLC	UNITED VEHICLE SALES
TOMSIC MOTOR COMPANY	UNIVERSAL AUTO PLAZA LLC
TONY ON WHEELS INC	UNIVERSITY HYUNDAI OF DECATUR
TOP NOTCH AUTO BROKERS INC	UNLIMITED AUTO SALE LLC
TOP NOTCH AUTOS LLC	US AUTO SALES AND SERVICE INC
TOWN & COUNTRY AUTO SALES, LLC	US MOTORS
TOWN & COUNTRY MOTORS II	USA CHOPPERS
TOWNE AUTO SALES	USA FINE CARS, INC.
TOYOTA OF CINCINNATI	USED CAR MOTOR MALL OF GRAND
TOYOTA OF HOLLYWOOD	USED CAR SUPERMARKET

USED IMPORTS AUTO, LLC	WESLEY AUTOMOTIVE LLC
DEALER NAME	DEALER NAME
VA CARS INC	WEST BROAD HONDA
VA CARS OF TRI CITIES, INC	WEST BROAD HYUNDAI
VADEN CHEVROLET BUICK PONTIAC	WEST COAST CAR & TRUCK SALES
VANHOLTZ MOTORS	WESTGATE PRE OWNED
VANN YORK BARGAIN CARS LLC	WESTMORELAND AUTOMOBILE
VANN YORK TOYOTA, INC	WHEELS MOTOR SALES
VANS VANS AND MORE	WHITEWATER MOTOR COMPANY INC
VANTAGE MOTORS LLC	WHOP.COMAUTOSALES&SRVLLC
VARIETY AUTO SALES OF	WILDCAT AUTO SALES
VEHICLES 4 SALES, INC.	WINDER AUTO SALES INC.
VELOCITY MOTORS INC	WINDY CITY EXOTICS INC
VERACITY MOTOR COMPANY LLC	WINTER PARK AUTO EXCHANGE INC
VERACITY MOTOR COMPANY LLC	WOLFORD AUTOMOTIVE SALES LLC
VERSATILE COLLECTION	WOODBRIDGE MOTORS, INC.
VICAR MOTORS OF ORLANDO INC	WOODY ANDERSON FORD
VICTORIA MOTORS, LLC	WORLD AUTO
VICTORY CHEVROLET	WORLD AUTO NETWORK INC
VICTORY CIRCLE AUTO SALES INC	WORLD CAR CENTER & FINANCING
VIP AUTO ENTERPRISES INC	WORLD CLASS AUTO LLC
VIP KARS	WORLD WIDE AUTO SALES INC
VISION AUTO LLC	WORLEY AUTO SALES
VMARK CARS	WRIGHT’S AUTO SALES
VOLKSWAGEN OF LEES’ SUMMIT	WYATT JOHNSON FORD
VOLKSWAGEN OF OCALA	XL AUTO
VSA MOTORCARS LLC	XL1 MOTORSPORTS, INC
WABASH AUTO CARE INC	XTREME CARS & TRUX LLC
WABASH MOTORS INC	YADEN’S AUTO SALES, INC
WADE FORD INC	YES AUTOMOTIVE INC
WAGNER SUBARU	YORWAY AUTO SALES INCORPORATED
WALDROP MOTORS INC	YOUNES AUTO SALES
WALKER AUTO GROUP	YOUR DEAL AUTOMOTIVE
WALKERTOWN TIRE AND AUTO	YOUR TOWN AUTO SALES
WALLY’S WHEELS	Z IMPORTS SALES & SERVICE INC
WARSAW BUICK GMC	Z MOTORS LLC
WASHINGTON AUTO GROUP	ZEIGLER CHEVROLET LLC
WE SAY YES AUTO SALES
WEBER CHEVROLET CO
WEINE AUTO SALES EAST
WEINLE AUTO SALES